PENN SERIES FUNDS, INC.

Mid Cap Growth Fund

Supplement dated May 15, 2018

to the Prospectus dated May 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The following disclosure related to the performance of the Mid Cap Growth Fund (the “Fund”) is hereby inserted into the Fund’s “Fund Summary” section immediately above the bar chart showing the Fund’s annual total returns for each of the past ten calendar years.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. Performance prior to May 1, 2014 reflects the Fund’s investment performance when managed by a previous sub-adviser pursuant to a substantially similar principal investment strategy. Since May 1, 2014, Ivy Investment Management Company has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your variable contract. If it did, returns would be lower.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8479 5/18